UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2007

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

POST OFFICE BOX 338, LA BELLE, FLORIDA	33975
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Bylaws

On August 16, 2007, the Board of Directors (the “Board”) of Alico, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Bylaws (the “Bylaws”) to provide for the issuance of shares of stock in the form of uncertificated shares.

The Amendment revises Article XVII of the Bylaws by adding two new paragraphs to this Article. The first new paragraph allows the Company to issue shares of stock in the form of uncertificated shares and requires that uncertificated shares of stock be credited to a book entry account maintained by the Company (or its designee) on behalf of the shareholder. The second new paragraph makes the shares of stock of the Company eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended.

On September 28, 2007, the Board amended Article II of the Bylaws to change the dates during which the Company may hold its annual meeting, to allow for preparation of the Company’s financial statements and annual report with sufficient time to accommodate the Company’s change in fiscal year end, as explained below.

The Company is filing the resolutions containing the Amendment to the Bylaws as Exhibit 99.1 to this report.

(b)	Change in Fiscal Year

On September 28, 2007, the Board approved a change in the Company’s fiscal year end from August 31 to September 30. The fiscal year change is effective beginning with the Company’s 2008 fiscal year, which will now begin on October 1, 2007 and end on September 30, 2008. As a result of the change, the Company will have a September 2007 fiscal month transition period beginning September 1, 2007 and ending September 30, 2007. The results of the transition period are expected to be reported in the Company’s Form 10-Q to be filed for the new fiscal first quarter ending December 31, 2007 and in the Company’s Form 10-K to be filed for the new fiscal year ending September 30, 2008.

The Company is filing a copy of the press release announcing the fiscal year change as Exhibit 99.2 to this report.

Item 8.01	Other Events.

On October 3, 2007, the Company issued a press release announcing that the Board of the Company declared a quarterly dividend of $0.275 per share payable to stockholders of record as of December 29, 2007, with payment expected on or about January 15, 2008.

The press release also announced that the Board set November 30, 2007 as the record date for shareholders eligible to vote at the Company’s annual meeting which will be held at 10:00 a.m. on January 18, 2008. The annual meeting will be held in the Alico Arena at the Florida Gulf Coast University, 10501 FGCU Blvd., S., Fort Myers, FL 33965-6565.

The Company is filing a copy of that press release as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

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(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are included with this Report:

Exhibit 99.1	Resolutions containing Amendment to Bylaws.
Exhibit 99.2	Press release dated October 3, 2007 announcing dividend payment, record date, and fiscal year change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC. (Registrant)

Date: October 4, 2007	By:	/s/ JOHN R. ALEXANDER
John R. Alexander
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit 99.1	Amended and Restated Bylaws.

Exhibit 99.2	Press release dated October 3, 2007 announcing dividend payment, record date, and fiscal year change.

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